INCOME TAXES	6 Months Ended
Jun. 30, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 5:- INCOME TAXES

The effective tax rate for the six months ended June 30, 2014 was 30% as compared to 17% for the six months ended June 30, 2013. The increase is due to an increase in the Israeli tax rate from 25% to 26.5%, and the consolidation of the Brazilian subsidiary in October 2013, whose effective tax rate is approximately 34%.